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                                    EXHIBIT 2

                                POWER OF ATTORNEY


     Know all men by these presents that each of the other undersigned (each, a "Grantor") does hereby make, constitute and appoint each of the undersigned, with power and authority to act individually, as true and lawful attorneys-in-fact of such Grantor with full powers of substitution and revocation, for and in the name, place and stead of such Grantor (both in such Grantor=s individual capacity and as a member or other authorized representative of any limited liability company or partner or other authorized representative of any partnership for which such Grantor is otherwise authorized to sign), to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of Cypress Merchant Banking Partners L.P. or Cypress Offshore Partners L.P. or their affiliates (including any amendments or supplements to any reports or schedules previously filed by such persons or entities) (i) pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended, including without limitation Schedules 13D and statements on Form 3, Form 4 and Form 5. and (ii) in connection with an application for EDGAR access codes, including without limitation on Form ID.

                                                     /s/ JAMES A. STERN
                                                     ---------------------------
                                                         JAMES A. STERN


                                                     /s/ JEFFREY P. HUGHES
                                                     ---------------------------
                                                         JEFFREY P. HUGHES


                                                     /s/ JAMES L. SINGLETON
                                                     ---------------------------
                                                         JAMES L. SINGLETON


                                                     /s/ DAVID A, SPALDING
                                                     ---------------------------
                                                         DAVID A. SPALDING


November 19, 1999